UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 4, 2008 (April 3, 2008)
Tufco Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21018	39-1723477

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 920.336.0054
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On April 3, 2008, Tufco Technologies, Inc. (the “Company”) entered into an amendment as of March 18, 2008 (the “Amendment”) to the Credit Agreement, dated as of May 20, 2004, among Tufco, L.P., the Company, JPMorgan Chase Bank N.A. (successor by merger to Bank One, NA), as lender and agent, and the other lenders party thereto (the “Credit Agreement”) pursuant to which the Revolving Termination Date was extended to May 18, 2010. The Amendment is filed herewith as Exhibit 10.1 and the foregoing description of the Amendment is qualified in its entirety by reference to such Exhibit.
ITEM 9.01(d) FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Fourth Amendment to the Credit Agreement, as of March 18, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.
Dated: April 4, 2008	By:	/s/ Michael B. Wheeler
Michael B. Wheeler
Executive Vice President, Chief Financial Officer and Chief Operating Officer